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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2007

CryoPort, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51578	88-0313393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

451 Atlas Street Brea, California 92821
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code (714) 256-6100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐ Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

The Company announced today, its market maker, Spartan Securities Group, Ltd., of Boca Raton, Florida, has successfully completed the 15c211 process with FINRA. Effective September 11, 2007, the Company’s shares are now listed on the OTC Bulletin Board. Shareholders may now find the Company listing under the trading symbol CYRX.OB.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CryoPort, Inc. (Registrant)

Date: September 11, 2007	By:	/s/ Peter Berry
Peter Berry, Chief Executive Officer, President